EX-99.(q)(1)

GOLDMAN SACHS TRUST II

Power of Attorney

Know All Men By These Presents, that the undersigned, John F. Killian, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith, Matthew Wolfe and Francesca Mead, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust II and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 5, 2015

/s/ John F. Killian
John F. Killian

GOLDMAN SACHS TRUST II

Power of Attorney

Know All Men By These Presents, that the undersigned, Cheryl K. Beebe, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith, Matthew Wolfe and Francesca Mead, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust II and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 5, 2015

/s/ Cheryl K. Beebe
Cheryl K. Beebe

GOLDMAN SACHS TRUST II

Power of Attorney

Know All Men By These Presents, that the undersigned, Ashok N. Bakhru, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith, Matthew Wolfe and Francesca Mead, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust II and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 5, 2015

/s/ Ashok N. Bakhru
Ashok N. Bakhru

GOLDMAN SACHS TRUST II

Power of Attorney

Know All Men By These Presents, that the undersigned, John P. Coblentz, Jr., hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith, Matthew Wolfe and Francesca Mead, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust II and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 5, 2015

/s/ John P. Coblentz, Jr.
John P. Coblentz, Jr.

GOLDMAN SACHS TRUST II

Power of Attorney

Know All Men By These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith, Matthew Wolfe and Francesca Mead, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust II and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 5, 2015

/s/ Richard P. Strubel
Richard P. Strubel

GOLDMAN SACHS TRUST II

Power of Attorney

Know All Men By These Presents, that the undersigned, James A. McNamara, hereby constitutes and appoints Caroline Kraus, Andrew Murphy, Robert Griffith, Matthew Wolfe and Francesca Mead, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust II and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 5, 2015

/s/ James A. McNamara
James A. McNamara

GOLDMAN SACHS TRUST II

Power of Attorney

Know All Men By These Presents, that the undersigned, Scott M. McHugh, hereby constitutes and appoints James A. McNamara, Caroline Kraus, Andrew Murphy, Robert Griffith, Matthew Wolfe and Francesca Mead, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust II and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 5, 2015

/s/ Scott M. McHugh
Scott M. McHugh